Finance Income (Expense), Net-Schedule of Finance Income (Expense), Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Finance Income (Expense), Net [Abstract]
Interest Expense, Nonoperating, Total	$ 284	$ 291	$ 506
Bank commissions	(14)	(14)	(14)
Exchange rate fluctuations and others	(144)	(13)	58
Short-term investment revaluation	(4)	(14)	11
Total financial income (expenses), net	$ 122	$ 250	$ 561